                                                Filed Pursuant to Rule 424(b)(3)
                                                Registration No. 333-86257


SUPPLEMENT, DATED AUGUST 4, 2000, TO PROSPECTUS, DATED SEPTEMBER 17, 1999, OF UNITEDGLOBALCOM, INC.


Additional Selling Securityholder. The following selling securityholder is added to the list of selling securityholders in the prospectus:

                                                                NUMBER OF DEPOSITARY SHARES
                                                                ---------------------------
NAME OF SELLING SECURITYHOLDER                                   OWNED             OFFERED
------------------------------                                   -----             -------
Associated Electric & Gas Insurance Services Limited. ........   8,000              8,000